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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 29, 2002

NIKE, INC.
(Exact name of registrant as specified in its charter)

Oregon	1-10635	93-0584541
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Bowerman Drive, Beaverton, OR 97005-6453
(Address of principal executive offices, including zip code)

503-671-6453
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

        On May 29, 2002, we commenced a medium-term note program for the possible issuance, from time to time, of up to $500,000,000 of medium-term notes, pursuant to a Registration Statement on Form S-3, File No. 333-71324 (which Registration Statement also constitutes, pursuant to Rule 429 of the Securities Act of 1933, as amended, Post-Effective Amendment No. 1 to Registration Statement on Form S-3, File No. 333- 71975), declared effective by the Securities and Exchange Commission on January 24, 2002, and supplemented by a prospectus supplement dated May 29, 2002.

        On May 29, 2002, we entered into a Distribution Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Salomon Smith Barney Inc., Banc One Capital Markets, Inc., HSBC Securities (USA) Inc., Tokyo-Mitsubishi International plc, Commerzbank Capital Markets Corp., Fleet Securities, Inc., Scotia Capital (USA) Inc. and U.S. Bancorp Piper Jaffray Inc. (the "Distribution Agreement") pursuant to which we appointed each of them as our agent for the purpose of soliciting and receiving offers to purchase the medium-term notes. In addition, any agent may also purchase medium-term notes as principal pursuant to a terms agreement relating to the applicable sale.

        The medium-term notes are issuable pursuant to an Indenture dated as of December 13, 1996, by and between us and Bank One Trust Company, National Association (successor in interest to The First National Bank of Chicago) (the "Indenture"). In connection with the commencement of our medium-term note program and pursuant to the Indenture, we delivered an Officers' Certificate dated May 29, 2002 (the "Officers' Certificate") to Bank One Trust Company, National Association setting forth the terms of the medium-term notes.

        We are filing with this current report the Distribution Agreement, the Officers' Certificate, a form of fixed rate medium-term note and a form of floating rate medium-term note.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  Exhibits:

Exhibit No.	Description
1
Distribution Agreement dated May 29, 2002 by and among NIKE, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Salomon Smith Barney Inc., Banc One Capital Markets, Inc., HSBC Securities (USA) Inc., Tokyo-Mitsubishi International plc, Commerzbank Capital Markets Corp., Fleet Securities, Inc., Scotia Capital (USA) Inc. and U.S. Bancorp Piper Jaffray Inc.
4.1
Indenture dated as of December 13, 1996 between NIKE, Inc. and Bank One Trust Company, National Association (successor in interest to The First National Bank of Chicago) as trustee (incorporated by reference to Exhibit 4.01 to Amendment No. 1 to Registration Statement No. 333-15953 filed by NIKE, Inc. on November 26, 1996).
4.2	Officers' Certificate dated May 29, 2002, setting forth the terms of NIKE, Inc.'s Fixed Rate Medium-Term Notes and Floating Rate Medium-Term Notes, without exhibits.
4.3	Form of Fixed Rate Medium-Term Note.
4.4	Form of Floating Rate Medium-Term Note.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2002	By:	/S/ DONALD W. BLAIR Donald W. Blair Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1
Distribution Agreement dated May 29, 2002 by and among NIKE, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Salomon Smith Barney Inc., Banc One Capital Markets, Inc., HSBC Securities (USA) Inc., Tokyo-Mitsubishi International plc, Commerzbank Capital Markets Corp., Fleet Securities, Inc., Scotia Capital (USA) Inc. and U.S. Bancorp Piper Jaffray Inc.
4.2	Officers' Certificate dated May 29, 2002, setting forth the terms of NIKE, Inc.'s Fixed Rate Medium-Term Notes and Floating Rate Medium-Term Notes, without exhibits.
4.3	Form of Fixed Rate Medium-Term Note.
4.4	Form of Floating Rate Medium-Term Note.

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  ITEM 5. OTHER EVENTS
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX